UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                February 21, 2003
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                        Commission File Number: 000-29727
                        ---------------------------------

                                 PARTSBASE, INC.
             ------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

              Delaware                                  76-0604158
   -------------------------------        ---------------------------------
   (State or Other Jurisdiction of        (IRS Employer Identification No.)
    Incorporation or Organization)


                              905 Clint Moore Road
                          Boca Raton, Florida 33487-8233
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                (561) 953-0700
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                        N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 5. OTHER EVENTS

On February 21, 2003, the merger transaction between PartsBase, Inc. (the "Company") and Hammond Acquisition Corp., a corporation owned and controlled by Robert A. Hammond Jr. the Company's President and Chief Executive Officer closed. In accordance with the terms of the merger each outstanding share of the Company's Common Stock, other than shares owned by Robert A. Hammond, Jr. and his affiliates have been converted into the right to receive a $1.50 in cash. The Company has filed with NASDAQ a request to delist its securities from the NASDAQ National Market system and intends to file with the U.S. Securities and Exchange Commission a Form 15 which will terminate the Company's reporting obligations under the Securities Exchange Act of 1934.

A copy of the Company's press release relating to the consummation of the merger transaction is included herein as Exhibit 99.1 and is incorporated herein by reference and the foregoing descriptions of such document is qualified in its entirety by reference to such exhibit. The press release should be read in conjunction with the Note Regarding Forward Looking Statements, which is included in the text of such press release.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c)      Exhibits.

Exhibit   Description
-------   ----------------------------------------------------------------------
99.1 Press Release Issued by the Company on February 21, 2003 regarding the closing of the Merger Transaction between the Hammond Acquisition Group and the Company.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  PARTSBASE, INC.


                                  /s/ Robert A. Hammond, Jr.
                                  ---------------------------------
                                  Robert A. Hammond, Jr., President


Date: February 21, 2003




                                  EXHIBIT INDEX

Exhibit   Description
------    ----------------------------------------------------------------------
99.1 Press Release Issued by the Company on February 21, 2003 regarding the closing of the Merger Transaction between the Hammond Acquisition Group and the Company.


 Press Release Issued by the Company on February 21, 2003 regarding the closing of the Merger Transaction between the Hammond Acquisition Group and the Company

                                  Exhibit 99.1

                       PartsBase Merger Transaction Closed

BOCA RATON, Fla., February 21, 2003/Bizwire/ -- PartsBase, Inc. (Nasdaq: PRTS) ("PartsBase") today announced that the merger of Hammond Acquisition Corp. with and into PartsBase, with PartsBase the surviving corporation, became effective today. Hammond Acquisition Corp. is a newly formed company and is wholly-owned by Hammond I, Inc., a Florida corporation wholly-owned by Robert A. Hammond, Jr. Mr. Hammond serves as the President, Chief Executive Officer and Chairman of the Board of Directors of Hammond Acquisition Corp. and PartsBase. In accordance with the terms of the merger, each outstanding share of PartsBase Common Stock, other than shares owned by Robert A. Hammond, Jr. and his affiliates have been converted into the right to receive a $1.50 in cash. The common stock of PartsBase will cease to be publicly traded and will be delisted from Nasdaq effective close of the market today. PartsBase intends to file a Form 15 with the Securities and Exchange Commission to terminate its public company filing obligations under the federal securities laws.

About PartsBase, Inc.
PartsBase,   Inc.   core   business  is  as  an  online   provider  of  Internet
business-to-business e-commerce services for the aviation industry.

RNpartners,  Inc., a wholly  owned  subsidiary,  is a provider of critical  care
registered   nurses  for  temporary   assignment  to  hospitals  in  Miami/Dade,
Hillsborough, Orange, Palm Beach and Broward counties of the State of Florida.

PartsBase files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements, and other information filed by PartsBase at the SEC public reference room at 450 Fifth Street, N.W. Washington, D.C. 20549. PartsBase's filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.


Contact: For more information on PartsBase:
Mark Weicher, Chief Financial Officer (mweicher@partsbase.com)
Phone: 561.953.0702        Fax: 561.953.0786
SOURCE PartsBase, Inc.